UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 15, 2025 (September 11, 2025)

Stellus Capital Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland	814-00971	46-0937320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4400 Post Oak Parkway, Suite 2200 Houston, Texas		77027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (713) 292-5400

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SCM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 11, 2025, Stellus Capital Investment Corporation (the “Company”) entered into a Sixth Amendment to Amended and Restated Senior Secured Revolving Credit Agreement (the “Sixth Amendment”), by and among the Company, as the borrower, Zions Bancorporation, N.A., d/b/a Amegy Bank (“Amegy Bank”), as Administrative Agent, Swingline Lender, Issuing Bank and Multicurrency Lender, and various other lenders that are party thereto from time to time (collectively, the “Lenders”). The Sixth Amendment amends that certain Amended and Restated Senior Secured Revolving Credit Agreement, dated as of September 18, 2020 (as amended, supplemented or otherwise modified from time to time, the “Credit Facility”) by and among the Company, as the borrower, Amegy Bank, as Administrative Agent, and the Lenders that are party thereto from time to time. The First Amendment, among other things: (i) increased the commitment from $315 million to $335 million and increased the accordion cap from $350 million to $365 million, (ii) extended the Commitment Termination Date to September 11, 2029, (iii) extended the Final Maturity Date to September 11, 2030, (iv) reduced the applicable margin rate on Eurocurrency Loans, SOFR Loans, Alternative Currency Loans (SONIA) to a range of 2.25% to 2.50% and the range of applicable margin on ABR Loans and Canadian Prime Rate Loans to a range of 1.25% to 1.50% for borrowings under the Credit Facility, (v) removed credit spread adjustments, and (vi) revised certain borrowing base and financial covenant calculations.

Capitalized terms under this Item 1.01, unless otherwise defined herein, have the meaning ascribed to them under the Credit Facility. The description above is only a summary of the material provisions of the Sixth Amendment and is qualified in its entirety by reference to a copy of the Sixth Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information contained in Item 1.01 to this current report on Form 8-K is by this reference incorporated in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Sixth Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of September 11, 2025, between Stellus Capital Investment Corporation, the lenders party thereto, and Zions Bancorporation, N.A., d/b/a Amegy Bank, as Administrative Agent, Swingline Lender, Issuing Bank and Multicurrency Lender.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2025	Stellus Capital Investment Corporation

	By:	/s/ W. Todd Huskinson
		Name:	W. Todd Huskinson
		Title:	Chief Financial Officer